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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 12, 2003
(Date of earliest event reported)

Commission File No. 333-105940

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                    Banc of America Mortgage Securities, Inc.
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        Delaware                                          36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

        201 North Tryon Street,
       Charlotte, North Carolina                           28255
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Address of principal executive offices                   (Zip Code)

                                  (704)387-8239
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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 ITEM 5.  Other Events
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          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.


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ITEM 7.   Financial Statements and Exhibits
          ---------------------------------
          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
--------------------------------------    --------------------------------------
       (99)                               Collateral Term Sheets,
                                          Computational Materials
                                          and Structural Term Sheets
                                          prepared by Banc of America
                                          Securities LLC in connection
                                          with Banc of America Alternative
                                          Loan Trust 2003-10, Mortgage Pass-
                                          Through Certificates, Series 2003-10


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA MORTGAGE
                                        SECURITIES, INC.

November 12, 2003


                                        By:  /s/ Judy Lowman
                                             -----------------------------------
                                             Judy Lowman
                                             Vice President

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                                INDEX TO EXHIBITS
                                -----------------
                                                                   Paper (P) or
Exhibit No.                 Description                           Electronic (E)
--------------------------  ------------------------------------  --------------
   (99)                     Collateral Term Sheets                      E
                            Computational Materials
                            and Structural Term Sheets
                            prepared by Banc of America
                            Securities LLC in connection
                            with Banc of America Alternative
                            Loan Trust 2003-10, Mortgage Pass-
                            Through Certificates, Series 2003-10

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